                                                                   Exhibit 10.51


                AMENDED AND RESTATED SUBORDINATED LOAN AGREEMENT

      THIS AMENDED AND RESTATED SUBORDINATED LOAN AGREEMENT (as amended from time to time, the "Agreement") is made and entered into as of this 1st day of February, 2002 by and among ORIGEN FINANCIAL, INC., a Virginia corporation ("Origen Inc."), whose address is 260 East Brown Street, Suite 200, Birmingham, Michigan 48009, ORIGEN FINANCIAL, L.L.C., a Delaware limited liability company ("Origen LLC" and together with Origen Inc., the "Borrowers"), whose address is 260 East Brown Street, Suite 200, Birmingham, Michigan 48009, and SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership ("Lender"), whose address is 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334.

                                   RECITAL:

      A. Lender previously extended a $4,000,000 term loan (the "$4 Million Loan"), a $50,000,000 subordinated demand line of credit (the "$50 Million Line of Credit"), and a $10,000,000 subordinated demand line of credit (the "$10 Million Line of Credit," and together with the $4 Million Loan and the $50 Million Line of Credit, the "Existing Sun Loans") to Bingham Financial Services Corporation ("Bingham").

      B. Under an Assignment and Assumption Agreement dated December 18, 2001, Origen Inc. assumed Bingham's debts to Lender under the Existing Sun Loans.

      C. Effective December 18, 2001, Origen Inc. fully repaid the $4 Million Loan and the note evidencing such loan was cancelled, the note evidencing the $10 Million Line of Credit was cancelled, and Origen Inc. partially repaid the $50 Million Line of Credit.

      D. Pursuant to a Subordinated Loan Agreement dated December 18, 2001, as amended by the First Amendment to Subordinated Loan Agreement dated January 1, 2002 (collectively, the "Original Loan Agreement"), Origen Inc. and Lender amended and restated the $50 Million Line of Credit (as amended and restated, the "Loan") to reflect the substitution of Origen Inc. as borrower, to reflect the partial payment of the Loan and to amend the terms of the Loan, in accordance with the terms and conditions set forth in the Original Loan Agreement.

      E. Lender and Borrowers desire to amend and restate the Original Loan Agreement in its entirety in accordance with the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, the parties agree as follows:

      1. LOAN. The $50 Million Line of Credit is hereby amended and restated to provide the following terms:

     Type of Loan:      Line of Credit

     Interest Rate:     700 basis points over LIBOR, but not less than eleven
                        percent (11%) per annum, or in excess of fifteen percent
                        (15%) per annum

     Note Amount:       $17,500,000

     Maturity:          December 18, 2002

     Fees:              $150,000

The Loan and any amendments, extensions, renewals, or refinancing thereof are subject to this Agreement. Notwithstanding the foregoing, the Note Amount of the Loan as set forth above shall be reduced to $12,500,000 upon the earlier of (i) June 30, 2002, and (ii) the closing date of Borrowers' next securitization of manufactured home loans.

      2. LINE OF CREDIT LOAN. Provided the Existing Sun Loans are paid in full prior to or contemporaneous with the execution of this Agreement, and that no Event of Default exists and no Event of Default will be caused by any draw under the Loan, Lender agrees to loan to Borrowers, from time to time up to the Note Amount (as described above), in increments determined at Lender's discretion and in accordance with the terms of the Second Amended and Restated Promissory Note dated February 1, 2002 made by Borrowers in connection with the Loan and attached to this Agreement as EXHIBIT A. The Second Amended Note shall replace the First Amended Promissory Note dated January 1, 2002 executed by Origen Inc. in connection with the Original Loan Agreement. Notwithstanding anything to the contrary herein, Lender's obligation to make any advance to Borrower under the Loan shall automatically: (a) cease and terminate upon the maturity date stated in the Second Amended Note; and (b) suspend upon any earlier occurrence of an Event of Default unless and until waived by Lender in writing.

      3. BORROWER'S REPRESENTATIONS AND WARRANTIES. Each Borrower, jointly and severally, represents and warrants to Lender, all of which representations and warranties shall be continuing until the Loan is fully paid and Borrowers' obligations under this Agreement and the Related Documents are fully performed, as follows:

            A. Borrowers' Existence and Authority. Origen Inc. is a Virginia corporation, Origen LLC is a Delaware limited liability company, and the person executing this Agreement on behalf of each Borrower has full power and complete authority to execute this Agreement and all Related Documents on behalf of such Borrower, and this Agreement and the Related Documents are valid, binding and enforceable against each Borrower.

            B. Financial Information. All financial information provided to Lender has been prepared and will continue to be prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied, and fully and fairly presents the financial condition of Borrowers as of the date or for the operating period thereof. There has been no material adverse change in either Borrower's business, property, or financial condition since the date of Borrowers' latest Financial Statements provided to Lender.

            C. No Litigation/No Misrepresentations. There are no civil or criminal proceedings pending before any court, government agency, arbitration panel, or administrative tribunal or, to Borrowers' knowledge, threatened against Borrowers, which may result in any material adverse change in the business, property, or financial condition of either Borrower. All representations and warranties in this Agreement and the Related Documents are true and correct and no material fact has been omitted.

      4. AFFIRMATIVE COVENANTS. As of the date of this Agreement and continuing until all of Borrowers' obligations under this Agreement and the Related Documents are fully performed and the Loan is fully repaid to Lender, Borrowers shall at all times comply with the following covenants:

            A. Notice of Adverse Events. Borrowers shall promptly notify Lender in writing of any litigation, indictment, governmental proceeding, default, or any other occurrence which may have a material adverse effect on either Borrower's business, property or financial condition.

            B. Maintain Business Existence and Operations. Each Borrower shall do all things necessary to keep in full force and effect its corporate existence and continue its business as presently conducted.

            C. General Compliance with Law. Each Borrower shall at all times operate its business in strict compliance with all applicable Federal, State, and local laws, ordinances and regulations, and refrain from engaging in any civil or criminal activity proscribed by Federal, State or local law.

            D. Delivery of Financial Statements. Within forty-five (45) days after the end of each fiscal quarter, each Borrower shall deliver to Lender copies of its unaudited financial statements prepared in accordance with GAAP, consistently applied. Within ninety (90) days after the end of each fiscal year, each Borrower shall deliver to Lender copies of its audited financial statements prepared in accordance with GAAP, consistently applied.

      5. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default under this Agreement:

            A. Failure to Pay Amounts Due. Any amount of principal or interest under the Second Amended Note is not paid when due.

            B. Misrepresentations; False Financial Information. Any statement, warranty or representation of Borrowers in connection with or contained in this Agreement, the Related Documents, or any Financial Statements now or hereafter furnished to Lender by or on behalf of Borrowers, is false or misleading.

            C. Noncompliance with Loan Agreements. Either Borrower breaches any covenant, term, condition or agreement stated in this Agreement, the Related Documents or any agreement relating to Senior Debt (as defined below).

            D. Cessation/Termination of Existence. Either Borrower shall cease doing business or Borrower's existence is terminated by sale, dissolution, merger or otherwise.

            E. Bankruptcy or Receivership. Any conveyance is made of substantially all of either Borrower's assets, any assignment is made for the benefit of creditors, any receiver is appointed, or any insolvency, liquidation or reorganization proceeding under the Bankruptcy Code or otherwise shall be filed by or against either Borrower.

            F. Attachments; Tax Liens. Any attachment, execution, levy, forfeiture, tax lien or similar writ or process is issued against any property of either Borrower.

            G. Material Adverse Change. Any material adverse change occurs or is imminent the effect of which would be to substantially diminish either Borrower's financial condition, business, or the ability to perform its agreements with Lender.

            H. Other Lender Default. Any other indebtedness to Lender or any other creditor (including, without limitation, Financial Institutions (as defined below)) becomes due and remains unpaid after acceleration of the maturity or after the stated maturity.

            I. Other Indebtedness. Either Borrower incurs any indebtedness (other than Senior Debt) after the date of this Agreement.

            J. Change of Control Event. Absent Lender's prior written consent, any Change of Control Event with respect to either Borrower occurring after the Borrowers first draws on the Loan.

      6.    REMEDIES ON DEFAULT.

            A. Acceleration Set-Off. Upon the occurrence of any Event of Default, Lender may, at Lender's option, declare the Loan to be immediately due and payable. The foregoing shall not in any way impair Lender's right to demand repayment under the terms of the Second Amended Note.

            B. Remedies; No Waiver. The remedies provided in this Agreement are cumulative and not exclusive, and Lender may exercise any remedies available to it at law, in equity, and as are provided in this Agreement, the Related Documents and any other written agreement between Borrower and Lender. No delay or failure of Lender in exercising any right, remedy, power, or privilege under this Agreement or the Related Documents shall affect that right, remedy, power or privilege, nor shall any single or partial exercise preclude the exercise of any other right, remedy, power or privilege. No delay or failure of Lender to demand strict adherence to the terms of this Agreement or the Related Documents shall be deemed to constitute a course of conduct inconsistent with Lender's right at any time, before or after any Event of Default, to prospectively demand strict adherence to the terms of this Agreement and the Related Documents.

      7.    SUBORDINATION.

            A. The indebtedness evidenced by the Second Amended Note and any renewals or extensions thereof (such indebtedness being herein called the "Subordinated Indebtedness") shall at all times be wholly subordinate and junior in right to payment in full of all Senior Debt (as defined below). The provisions of this section on subordination shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions. Unless and until an event of default under any of the Senior Debt (other than an event of default which exists solely by reason of a default under this Agreement) shall have occurred and be continuing ("Superior Default"), Borrowers shall pay the principal and interest on all Subordinated Indebtedness according to the terms hereof.

            For purposes of this Agreement, "Senior Debt" means the principal of, and interest on and other amounts due on or in connection with any Indebtedness of Borrowers (other than the Second Amended Note) to any Financial Institution (as defined below), whether outstanding on the date of this Agreement, or thereafter created, incurred or assumed by Borrowers (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, Indebtedness of the kind described in this clause). Notwithstanding anything herein to the contrary, Senior Debt shall not include: (a) Indebtedness of or amounts owed by Borrowers for compensation to employees, or for goods or materials purchased in the ordinary course of business or for services, or (b) Indebtedness either Borrower to its subsidiary or affiliate. In no event shall any Financial Institution be deemed to be an affiliate of Borrowers. Indebtedness of either Borrower to its subsidiary or affiliate shall be pari passu in all respects with the Subordinated Indebtedness.

            For purposes of this Agreement, "Financial Institution" means any bank as defined in section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, insurance company as defined in section 2(13) of the Securities Act, or investment banking firm.

            For purposes of this Agreement, "Indebtedness" means, with respect to any person, (a) any liability, contingent or otherwise, of such person
      (i) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (ii) evidenced by a note, debenture or similar instrument or representing the balance deferred and unpaid of the purchase price of any property purchased, or (iii) for the payment of money relating to a lease that is required to be capitalized under generally accepted accounting principles;
      (b) any obligation secured by a lien to which the property or assets of such person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such person's legal liability; and (c) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a) or
      (b).

            B. The terms hereof, the subordination effected hereby and the rights of the holders of the Senior Debt shall not be affected by (a) any amendment of or addition or supplement to any Senior Debt or any instrument or agreement relating thereto, (b) any exercise or non-exercise of any right, power or remedy under or in respect of any Senior Debt or any instrument or agreement relating thereto, or (c) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission, in respect of any Senior Debt or any instrument or agreement relating thereto or any security therefor or guaranty thereof, whether or not any holder of any Subordinated Indebtedness shall have had notice or knowledge of any of the foregoing.

            C. Upon the happening of (a) a Superior Default which is a default in respect of payment of principal, premium, if any, or interest on Senior Debt or (b) a Superior Default (other than a Superior Default in respect of payment of principal, premium, if any, or interest on Senior Debt) and receipt by Lender of written notice thereof from any holder of Senior Debt, then until all Senior Debt shall have been paid in full, Borrowers shall not, directly or indirectly, make or agree to make, and neither Lender nor any assignee or successor holder of any Subordinated Indebtedness shall demand, accept or receive (a) any payment (in cash, property or securities, by set-off or otherwise), direct or indirect, of or on account of any principal or interest in respect of any Subordinated Indebtedness, and no such payment shall be accepted by any holder of any Subordinated Indebtedness, or (b) any payment for the purpose of any redemption, purchase or other acquisition, direct or indirect, of any Subordinated Indebtedness, and no such payment shall be due.

            In the case of any Superior Default (other than a Superior Default with respect to payment of principal, premium, if any, or interest on Senior Debt), the foregoing restrictions shall cease to apply to any payment received with respect to the Subordinated Indebtedness after the expiration of 180 days after the holder of the Second Amended Note shall have received notice of the Superior Default, unless prior to the expiration of such 180-day period one or more holders of the Senior Debt shall have commenced and be diligently prosecuting an action, suit or other legal or equitable proceeding against Borrower or its property based upon the Superior Default or unless a Superior Default which is a payment default shall have occurred and be continuing; provided, further, that during such 180-day period following the Superior Default (other than a Superior Default with respect to payment of principal, premium, if any, or interest on Senior Debt) the holders of the Subordinated Indebtedness shall refrain from prosecuting any such action, suit or other legal or equitable proceeding against either Borrower or its property based upon an Event of Default hereunder.

            In the event that a Superior Default (other than a Superior Default with respect to payment of principal, premium or interest on Senior Debt) is cured or is waived by the appropriate holders of the Senior Debt (whether by amendment to the applicable loan agreement, forbearance agreement or otherwise) prior to the expiration of the aforesaid 180-day period applicable to such Superior Default, then any Event of Default occurring under this Agreement solely by reason of the occurrence of such Superior Default shall be deemed not to have occurred. Any judicial proceedings initiated by a holder of Subordinated Indebtedness at a time when such holder has no knowledge that such proceedings are prohibited by this paragraph shall not be deemed a violation of any provisions of this Agreement and, upon receipt of notice from the holder of the Senior Debt that such proceedings are so prohibited, such holder of the Subordinated Indebtedness shall terminate such proceedings, without prejudice.

            D. Upon any distribution (whether of cash, securities or other property) to creditors of either Borrower in a liquidation or dissolution of such Borrower, or in a bankruptcy, reorganization, insolvency, receivership, assignment for the benefit of creditors, marshalling of assets or similar proceeding relating to such Borrower or its property:

                  (1) holders of Senior Debt shall be entitled to receive payment in full in cash of such Senior Debt (including interest accruing after the commencement of any such proceeding or interest that would have accrued but for the commencement of such proceeding to the date of payment on, and other amounts included in, Senior Debt) before the holder of the Second Amended Note shall be entitled to receive any payment of principal of, premium (if any) or interest on the Second Amended Note or any other distributions with respect to the Second Amended Note;

                  (2) until the Senior Debt is paid in full in cash as provided in clause (1) of this paragraph, any distribution to which the holder of the Second Amended Note would be entitled but for this section on subordination shall be made to the holders of Senior Debt as their interests may appear.

            In the event that any payment or distribution of assets of either Borrower prohibited by the provisions of this section on subordination of any kind or character, whether in cash, property or securities, shall be received by the holder of the Second Amended Note before all Senior Debt is paid in full, or provision made for such payment in accordance with the terms of the Senior Debt, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Debt or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay such Senior Debt in full in accordance with its terms, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

            E. In the event that the Second Amended Note is declared due and payable before its stated maturity because of the occurrence of an Event of Default hereunder, the holders of the Senior Debt shall be entitled to receive payment in full of all amounts due with respect to all Senior Debt before the holder of the Second Amended Note is entitled to receive any payment on account of the principal of, premium (if any) or interest on, or any repurchase, redemption or other retirement (including, without limitation, any defeasance) of, the Second Amended Note.

            F. Subject to the payment in full of all Senior Debt, the holders of Subordinated Indebtedness shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of Borrowers applicable to the Senior Debt until all amounts owing on the Subordinated Indebtedness shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of

      Senior Debt by or on behalf of Borrowers by virtue of this Agreement which otherwise would have been made to the holder of the Second Amended Note, shall, as between Borrowers and the holder of the Second Amended Note, be deemed to be payment by Borrowers to or on account of the Senior Debt, it being understood that the provisions of this paragraph are intended solely for the purpose of defining the relative rights of the holders of Subordinated Indebtedness on the one hand and the holders of Senior Debt, on the other hand.

            Nothing contained herein is intended to or shall impair, as between Borrowers and Lender, the obligation of Borrowers, which is absolute and unconditional, to pay to Lender, the principal of and interest on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect (except to the extent specifically provided in the above paragraph) the relative rights of the holders hereof and creditors of Borrowers other than the holders of the Senior Debt, nor shall anything herein or therein prevent any holder of the Second Amended Note from exercising all remedies otherwise permitted by applicable law upon default hereunder subject to the rights, if any, hereunder of the holders of Senior Debt in respect of cash, property or securities of Borrower received upon the exercise of any such remedy.

      8.    COLLATERAL SECURITY.

      To secure the payment of all amounts due to Lender by Borrowers in connection with the Loan and pursuant to terms of this Agreement and the Second Amended Note, Borrowers have granted Lender a security interest in those assets described under the following documents: (i) the Security Agreement dated February 1, 2002 between Origen LLC and Lender, as amended from time to time,
(ii) Amended and Restated Security Agreement dated February 1, 2002 between Origen Inc. and Lender, as amended from time to time, (iii) the Amended and Restated Stock Pledge Agreement dated February 1, 2002 between Origen Inc. and Lender, as amended from time to time, (iv) the Limited Liability Company Interest Security and Pledge Agreement dated February 1, 2002 between Origen LLC and Lender, as amended from time to time, and (v) the Amended and Restated Limited Liability Company Interest Security and Pledge Agreement dated February 1, 2002 between Origen Inc. and Lender, as amended from time to time.

      9.    MISCELLANEOUS.

            A. Compliance with Lender Agreements. Each Borrower acknowledges that it has read and understands this Agreement, the Related Documents, and all other written agreements between Borrowers and Lender, and each Borrower agrees to fully comply with all of the agreements.

            B. Further Action. Each Borrower agrees, from time to time, upon Lender's request to make, execute, acknowledge, and deliver to Lender, such further and additional instruments, documents, and agreements, and to take such further action as may be required to carry out the intent and purpose of this Agreement and prompt repayment of the Loan.

            C. Governing Law/Partial Illegality. This Agreement and the Related Documents shall be interpreted and the rights of the parties determined under the laws of the State of Michigan. Should any part, term, or provision of this Agreement be adjudged illegal or in conflict with any law of the United States of America or State of Michigan, the validity of the remaining portion or provisions of the Agreement shall not be affected.

            D. Writings Constitute Entire Agreement; Modifications Only in Writing. This Agreement together with all other written agreements between Borrowers and

      Lender, including, without limitation, the Related Documents, constitute the entire agreement of the parties and there are no other agreements, express or implied. None of the parties shall be bound by anything not expressed in writing, and neither this Agreement nor the Related Documents can be modified except by a writing executed by Borrowers and by Lender. This Agreement shall inure to the benefit of and shall be binding upon all of the parties to this Agreement and their respective successors and assigns; provided however, that neither Borrower may assign or transfer its rights or obligations under this Agreement without Lender's prior written consent.

            E. Headings. All section and paragraph headings in this Agreement are included for reference only and do not constitute a part of this Agreement.

            F. Term of Agreement. This Agreement shall continue in full force and effect until all of Borrowers' obligations to Lender are fully satisfied and the Loan is fully repaid.

            G. Counterparts; Reproductions. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument. Facsimile copies of signatures to this Agreement shall be deemed to be originals, and the parties may rely upon such facsimile copies to the same extent as the originals.

      10.   DEFINITIONS.   The  following   words  shall  have  the  following
meanings in this Agreement:

            A. "Change of Control Event" shall mean, with respect to each Borrower, (a) an event or series of events by which any person, entity or group (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of persons or other entities acting in concert as a partnership or other group (a "Group of Persons") (other than persons who are, or Groups of Persons entirely made up of, (i) management personnel of such Borrower or (ii) any affiliates of any such management personnel) shall, as a result of a tender or exchange offer or offers, an open market purchase or purchases, a privately negotiated purchase or purchases or otherwise, become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act, except that a person or entity shall be deemed to have "beneficial ownership" of all securities that such person or entity has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 20% or more of the combined voting power of the then outstanding voting stock of such Borrower; or (b) such Borrower consolidates with, or merges with or into, another person or entity, or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person or entity, or any person or entity consolidates with, or merges with or into such Borrower, in any such event pursuant to a transaction in which the outstanding voting stock of Borrower is converted into or exchanged for cash, securities or other property.

            B. "Event of Default" shall mean any of the events described in Section 5 of this Agreement or in the Related Documents.

            C. "Financial Statements" shall mean all balance sheets, income statements, and other financial information which have been, are now, or in the future are furnished to Lender.

             D. "Second Amended Note" shall mean that certain line of credit promissory note from Borrowers to Lender, in the form attached hereto as EXHIBIT A, as amended from time to time.

            E. "Related Documents" shall mean any and all documents, promissory notes, and agreements executed in connection with this Agreement. This term shall include documents existing before, at the time of execution of, and documents executed concurrent with or after the date of, this Agreement.


                        [signatures on following page]

      IN WITNESS WHEREOF, the parties have executed this Amended and Restated Subordinated Loan Agreement as of the date first written above.


                                    BORROWERS:

                                    ORIGEN FINANCIAL, L.L.C., a Delaware
                                    limited liability company

                                    By:   /s/ Ronald Klein
                                       ---------------------------------------

                                    Its:  CEO
                                        --------------------------------------



                                    ORIGEN FINANCIAL, INC., a Virginia
                                    corporation


                                    By:  /s/ Ronald Klein
                                       ---------------------------------------

                                    Its:  CEO
                                        --------------------------------------


                                    LENDER:

                                    SUN COMMUNITIES OPERATING LIMITED
                                    PARTNERSHIP, a Michigan limited
                                    partnership

                                    By: Sun Communities, Inc., a Maryland
                                    corporation
                                    Its:  General Partner


                                          By:   /s/ Gary A. Shiffman
                                             ---------------------------------

                                          Its:  President
                                              --------------------------------

                                                                   Exhibit 10.51


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           SUBORDINATED LOAN AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED SUBORDINATED LOAN AGREEMENT (the "Amendment") is made and entered into as of March 22, 2002 by and among ORIGEN FINANCIAL, INC., a Virginia corporation ("Origen Inc."), whose address is 260 East Brown Street, Suite 200, Birmingham, Michigan 48009, ORIGEN FINANCIAL L.L.C., a Delaware limited liability company ("Origen LLC" and together with Origen Inc., the "Borrowers"), whose address is 260 East Brown Street, Suite 200, Birmingham, Michigan 48009, and SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership ("Lender"), whose address is 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334.

                                  RECITALS:

      A. Borrowers and Lender have entered into that certain Amended and Restated Subordinated Loan Agreement dated February 1, 2002 (the "Loan Agreement"). All capitalized terms not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

      B. Borrowers and Lender desire to amend the Loan Agreement in accordance with the terms and conditions of this Amendment.

      NOW, THEREFORE, the parties agree as follows:

      1. Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 1:

            "LOAN. The Line of Credit provided hereunder shall have the following terms:

            Type of Loan:       Line of Credit

            Interest Rate:      700 basis points over LIBOR, but not less than
                                eleven percent (11%) per annum, or in excess of
                                fifteen percent (15%) per annum

            Note Amount:        $21,250,000

            Maturity:           December 18, 2002

            Fees:               $28,125.00

      The Loan and any amendments, extensions, renewals, or refinancing thereof are subject to this Agreement."

      2. Upon the execution of this Amendment, Borrowers shall execute and deliver to Lender a Third Amended and Restated Promissory Note dated March 22, 2002, in the form attached to this Amendment as EXHIBIT A (the "Third Amended Note"). The Third Amended Note shall replace the Second Amended and Restated Promissory Note dated February 1, 2002 executed by Borrowers in connection with the Loan Agreement. All references in the Loan Agreement to the "Second Amended Note" are hereby amended to be the "Third Amended Note."

      3. Upon the execution of this Amendment, Borrowers shall pay Lender an origination fee of $28,125.00.

      4. Unless otherwise modified by this Amendment, all provisions of the Loan Agreement shall remain in full force and effect.

      5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. Facsimile or photographic reproductions of this Amendment may be made and relied upon to the same extent as though such fax or copy were an original.

      IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Subordinated Loan Agreement as of the date first written above.

                                    BORROWERS:

                                    ORIGEN FINANCIAL, INC., a Virginia
                                    corporation

                                    By: /s/ Ronald Klein
                                       ---------------------------------

                                    Its: CEO
                                        --------------------------------


                                    ORIGEN FINANCIAL L.L.C., a Delaware
                                    limited liability company

                                    By: /s/ Ronald Klein
                                       ---------------------------------

                                    Its: CEO
                                        --------------------------------


                                    LENDER:

                                    SUN COMMUNITIES OPERATING LIMITED
                                    PARTNERSHIP, a Michigan limited
                                    partnership

                                    By: Sun Communities, Inc., a Maryland
                                    corporation
                                    Its:  General Partner


                                          By: /s/ Gary A. Shiffman
                                             ---------------------------------

                                          Its: President
                                              --------------------------------


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